-----------------------------------

                                                        OMB APPROVAL
                                             -----------------------------------
                                             OMB Number:        3235-0060
                                             Expires:          March 31, 2006
                                             Estimated average burden
                                             hours per response.........2.64
                                             -----------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 1, 2003
                                                  ---------------


                           First Colonial Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-11526                   23-2228154
-------------------------------     ------------           -------------------
(State or other jurisdiction of     (Commission               (IRS Employer
        incorporation)              File Number)           Identification No.)



76 South Main Street, Nazareth, Pennsylvania                      18064
-----------------------------------------------------        ---------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 610-746-7300
                                                    ------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



SEC 873 (6-03)   Potential persons who are to respond to the collection of
                 information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1     Press Release dated October 1, 2003.

Item 9.  Regulation FD Disclosure.

         On October 1, 2003, Keystone Savings Bank, a Pennsylvania-chartered mutual savings bank ("Keystone"), and First Colonial Group, Inc. (the "Company") announced that Keystone depositors approved its mutual-to-stock conversion and Company shareholders approved the Agreement and Plan of Merger dated March 5, 2003 between the Company and Keystone. A copy of the press release issued on October 1, 2003 announcing such approvals is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: October 1, 2003                           FIRST COLONIAL GROUP, INC.

                                                By:  REID L. HEEREN
                                                     ---------------------------
                                                Reid L. Heeren
                                                Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.

99.1     Press Release dated October 1, 2003.